Exhibit 10.42

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

1st Amendment to the

DEVELOPMENT AND LICENSE AGREEMENT (“Agreement”),

effective as of November 9, 2017

between

CureVac AG

Friedrich-Miescher-Straße 15, 72076 Tübingen, Germany
(hereinafter called "CureVac")

and

CRISPR Therapeutics AG

Baarerstrasse 14, 6300 Zug, Switzerland
(hereinafter called "CRISPR")

WHEREAS, CRISPR and CUREVAC entered into the Agreement.

WHEREAS, The Parties wish to adjust the Agreement regarding substitution of Program 1 and the [*****] Program.

THEREFORE, the Parties consent and mutually agree to amend the Agreement as follows.

1.	Definition of Reserved Program shall be amended to read:

1.73 “Reserved Program” shall mean any program that [*****].

2.	Section 4.2(b) shall hereby be replaced in its entirety and amended to read:

Program 1 Substitution Process. With respect to Program 1, until [*****], CRISPR shall be permitted once to substitute [*****] [*****] for an alternative indication, provided the intended indication has an incidence approximately the same or less than the indication [*****]. The substitution process shall be as follows: CRISPR shall provide CureVac written notice of its request to substitute a target for Program 1 by [*****]. If CureVac provides CRISPR notice that a proposed substitution for Program 1 is a Reserved Program, CureVac shall notify CRISPR within [*****] days after the date on which CureVac receives notice of the proposed substitution if such proposed substitution is a Reserved Program. CureVac shall, if requested by CRISPR in writing, provide CRISPR with such evidence to support that such proposed substitution is a Reserved Program. If after providing such evidence, CRISPR concludes that such a substitution is not a Reserved Program, CRISPR will so notify CureVac, and CureVac will provide such evidence as CureVac believes is reasonably required to establish that such substitution is a Reserved Program to an independent attorney or other expert with experience that is relevant to the dispute and reasonably acceptable to both Parties. Such independent expert will review and make a determination in accordance with this Agreement regarding whether such proposed substitution is a Reserved Program. The independent expert shall promptly notify the Parties of its determination as to whether a proposed substitution is a Reserved Program, but shall not disclose to CRISPR information provided by CureVac in connection with such determination. The independent expert’s determination shall be binding on the Parties, absent a manifest error of such expert's determination. If the independent expert determines such proposed substitution is a Reserved Program, CRISPR shall be permitted to substitute another target for Program 1; if the independent expert determines such proposed substitution is not a Reserved Program, such proposed substitution shall become the target for Program 1. For clarity, the replacement of the primary gene for a back-up gene (as set forth in Attachment G) in accordance with 4.2(a) is not considered a Program 1 substitution.

3.	Section 4.2(c) shall hereby be added and shall read:

Substitution Fee. In the event CRISPR substitutes Program 1, a Substitution Fee of [*****] is due within [*****] business days of confirmation of the new target by CureVac, or once the target is confirmed not to be a Reserved Program in accordance with the procedures set forth in Section 4.2(b) above.

4.	Section 4.3(a) of the Agreement shall hereby be replaced in its entirety and amended to read:

Substitution. With respect to the [*****] Program, until [*****], CRISPR shall be permitted once to substitute an alternative program for [*****], using the procedures set forth in Section 4.3(b), provided the intended indication has an incidence approximately the same or less than the indication [*****]. The substitution is subject to the substitution fee set forth below in Section 4.3(c), and the milestones set forth in Section 5.4(c) shall not be adjusted for any [*****] Program substitution. For clarity, even if the [*****] Program had already achieved several milestones, the substitution program would have to pay those milestones again.

5.	In Section 4.3(b) shall hereby be replaced in its entirety and amended to read:

[*****] Program Substitution Process. CRISPR shall provide CureVac written notice of its request to substitute a target for the [*****] Program by [*****]. If CureVac provides CRISPR notice that a proposed substitution for the [*****] Program is a Reserved Program, CureVac shall notify CRISPR within [*****] days after the date on which CureVac receives notice of the proposed substitution if such proposed substitution is a Reserved Program. CureVac shall, if requested by CRISPR in writing, provide CRISPR with such evidence to support that such proposed substitution is a Reserved Program. If after providing such evidence, CRISPR concludes that such a substitution is not a Reserved Program, CRISPR will so notify CureVac, and CureVac will provide such evidence as CureVac believes is reasonably required to establish that such substitution is a Reserved Program to an independent attorney or other expert with experience that is relevant to the dispute and reasonably acceptable to both Parties. Such independent expert will review and make a determination in accordance with this Agreement regarding whether such proposed substitution is a Reserved Program. The independent expert shall promptly notify the Parties of its determination as to whether a proposed substitution is a Reserved Program, but shall not disclose to CRISPR information provided by CureVac in connection with such determination. The independent expert’s determination shall be binding on the Parties, absent a manifest error of such expert's determination. If the independent expert determines such proposed substitution is a Reserved Program, CRISPR shall be permitted to select another target for the [*****] Program; if the independent expert determines such proposed substitution is not a Reserved Program, such proposed substitution shall become the target for the [*****] Program.

6.	In Article 6 “Confidentiality”, the following shall be added to the end of Section 6.1:

For the purposes of this Article 6 and its Sections 6.1-6.5 and 6.7, Casebia may be a Receiving Party or a Disclosing Party, as the case may be, to allow exchange of Confidential Information amongst CureVac, CRISPR and Casebia.

7.	In Article 15.2 CureVac’s address shall be changed to:

CureVac AG
Friedrich-Miescher-Str. 15
72076 Tübingen
Germany
Attention: CEO and General Counsel

8.	This 1st Amendment shall enter into force upon signature by both Parties. The remaining terms and conditions of the Agreement shall remain in full force and effect. Capitalized terms used in this 1st Amendment shall have the same meaning as defined in the Agreement.

CUREVAC AG		CRISPR Therapeutics AG

By:	/s/ [*****]	By:	/s/ [*****]
Name:	[*****]	Name:	[*****]
Title:	Senior Legal Counsel	Title:	President

By:	/s/ [*****]
Name:	[*****]
Title:	Legal Counsel

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